Please file this Prospectus Supplement with your records.


                      STRONG GROWTH FUND II

           Supplement to Prospectus dated May 1, 1997



CAP ON TOTAL OPERATING EXPENSES

Strong Capital Management, Inc., the investment advisor of the Strong Growth Fund II, has voluntarily agreed to cap the Fund's total operating expenses at 1.20%. The Advisor has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion with appropriate notification to its shareholders.


    The date of this Prospectus Supplement is July 24, 1997.